UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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COHEN & COMPANY INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! COHEN & COMPANY INC. 2021 Annual Meeting Vote by June 8, 2021 11:59 PM ET COHEN & COMPANY INC. 2929 ARCH STREET SUITE 1703 PHILADELPHIA, PA 19104 D48089-P52774 You invested in COHEN & COMPANY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2021. Get informed before you vote View the Notice and Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 9, 2021 10:00 A.M., Eastern Time Virtually at: www.virtualshareholdermeeting.com/COHN2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D48090-P52774 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 01) Daniel G. Cohen04) Jack Haraburda 02) G. Steven Dawson05) Diana Louise Liberto 03) Jack J. DiMaio, Jr. For 2. To approve Amendment No. 1 to the Cohen & Company Inc. 2020 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 600,000 shares to 1,200,000 shares. For 3. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. For NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH DIRECTOR NOMINEE AND FOR PROPOSALS 2 AND 3.